Exhibit 10.50

Page	of	Pages
ORDER FOR SUPPLIES AND SERVICES	1	5
IMPORTANT: Mark all packages and papers with contract and/or order numbers.
1. DATE OF ORDER	2. CONTRACT NO. (If any)	6. SHIP TO:
01 October 2002	GS-07F-0418K	a. NAME OF CONSIGNEE
3. ORDER NO.	4. REQUISITION/REFERENCE NO.	See Attachment 1, Statement of Work
DTCG84-03-F-3N4005	24-03-843-3N4005	b. STREET ADDRESS
5. ISSUING OFFICE (Address correspondence to)
Commander (fcp-1), MLCLANT, 300 East Main Street, Suite 965, Norfolk, VA 23510-9113	c. CITY	d. STATE	e. ZIP CODE
7. TO.	f. SHIP VIA
a. NAME OF CONTRACTOR
Robert Luther, Executive Vice President	8. TYPE OF ORDER
☐ a. PURCHASE REFERENCE YOUR: Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.

☒  b. DELIVERY - Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above numbered contract.

b. COMPANY NAME
Paragon Systems, Inc.

c. STREET ADDRESS
3317 Triana Blvd SW
d. CITY	e. STATE	f. ZIP CODE
Huntsville	AL	35805-4643
9. ACCOUNTING AND APPROPRIATION DATA SUBJECT TO AVAILABILITY OF FUNDS	10. REQUISITIONING OFFICE ISC New Orleans (fp)
11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☐ a. SMALL	☐ b. OTHER THAN	☒ c. DISADVANTAGED	☐ d. WOMEN-OWNED
12. F.O.B. POINT DESTINATION	14. GOVERNMENT B/L NO.	15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date)	16. DISCOUNT TERMS
13. PLACE OF
a. INSPECTION DESTINATION	b. ACCEPTANCE DESTINATION	1 October 2002	Net 30
17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
Provide Armed Guard Security Services for Coast Guard Integrated Support Command, New Orleans, LA, IAW pages 2-4, attached Statement of Work and Wage Determination.

0001	Base Period - 1 Oct 02-30 Sep 03	12	MO	$28,118.10	$337,417.20

POC: Reginald B. Henderson Contract Specialist 757-628-4129

SEE BILLING INSTRUCTIONS ON REVERSE	18. SHIPPING POINT	19. GROSS SHIPPING WEIGHT	20. INVOICE NO.	17(h) TOT. (Cont. Pages)
21. MAIL INVOICE TO:
a. NAME
USCG Maintenance and Logistics Command Atlantic (fcp-1)
b. STREET ADDRESS (or P.O. Box) 300 East Main Street, Suite 965	*	17(i) GRAND TOTAL
c. CITY	d. STATE	e. ZIP CODE
Norfolk	VA	23510-9113
UNITED STATES OF	23. NAME (Typed)
AMERICA BY (Signature)	/s/ Jeanie Thorne	JEANIE THORNE
TITLE: CONTRACTING/ORDERING OFFICER
Previous edition not usable	OPTIONAL FORM 347 (Rev. 6-95)
Prescribed by GSA/FAR 48 CFR 53.213(a)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	Page	of	Pages
	CONTRACT NUMBER GS-07F-0418K TASK ORDER DTCG84-03-F-3N4005	2		5

NAME OF OFFEROR OR CONTRACTOR

Paragon Systems, Inc.

1.                                      Continuation of OF 347 Blocks 17(a) through (f), Schedule of Supplies or Services

0001                    BASE PERIOD – 1 October 2002 – 30 September 2003

CLIN	Services	Qty	Unit	Unit Price	Amount

0002AA	Armed Security Guard	12	MO	*	*

0002AB	Special Events	Hourly Rate	*

0002AC	Addl. Rover	Hourly Rate	*

0002                    OPTION YEAR 1 – 1 October 2003 – 30 September 2004

CLIN	Services	Qty	Unit	Unit Price	Amount

0002AA	Armed Security Guard	12	MO	*	*

0002AB	Special Events	Hourly Rate	*

0002AC	Addl. Rover	Hourly Rate	*

0003                    OPTION YEARS 2 – 1 October 2004 – 30 September 2005

CLIN	Services	Qty	Unit	Unit Price	Amount

0003AA	Armed Security Guard	12	MO	*	*

0003AB	Special Events	Hourly Rate	*

0003AC	Addl. Rover	Hourly Rate	*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	Page	of	Pages
	CONTRACT NUMBER GS-07F-0418K TASK ORDER DTCG84-03-F-3N4005	3		5

0004                    OPTION YEAR 3 – 1 October 2005 – 30 September 2006

(Basic GSA Contract must be exercised before this option is exercised)

CLIN	Services	Qty	Unit	Unit Price	Amount

0004AA	Armed Security Guard	12	MO	*	*

0004AB	Special Events	Hourly Rate	*

0004AC	Addl. Rover	Hourly Rate	*

0005                    OPTION YEAR 4 – 1 October 2006 – 30 September 2007

CLIN	Services	Qty	Unit	Unit Price	Amount

0005AA	Armed Security Guard	12	MO	*	*

0005AB	Special Events	Hourly Rate	*

0005AC	Addl. Rover	Hourly Rate	*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	Page	of	Pages
	CONTRACT NUMBER GS-07F-0418K TASK ORDER DTCG84-03-F-3N4005	4		5

2.               The following Clauses are incorporated by reference into this Task Order:

FAR 52.217-8 Option to Extend Services (Nov 1999)

Fill in:  —within 30 days prior to contract expiration.

FAR 52.228-5 - Insurance – Work on a Government Installation (Jan 1997)

FAR 52.232-18 - Availability of Funds (Apr 1984)

3.               FAR 52.217-9 Option to Extend the Term of the Contract is hereby incorporated into this task order as follows.  The term “contract” in this clause refers to this task order.

Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided, that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires.  The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.

4.               Referenced Task Order incorporates Paragon Systems, Inc. proposal, dated September 12, 2002.

5.               The Statement of Work is provided at Attachment 1.

6.               Terms and conditions of GSA contract GS-07F-0418K applies to this Task Order.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	Page	of	Pages
	CONTRACT NUMBER GS-07F-0418K TASK ORDER DTCG84-03-F-3N4005	5		5

7.               Task Order administrative instructions:

The Field Support Services Contracting Section (fcp- I), U.S. Coast Guard, Maintenance and Logistics Command Atlantic (MLCLANT), 300 East Main Street, Suite 965, Norfolk, VA 23510-9113 will effect all contract administration.  Communication pertaining to contractual administrative matters shall be addressed to the Contracting Officer (CO), Ms. Jeanie Thorne, Telephone No: 757-628-4109.  Changes in, or deviation from, the scope of work will not be effected without a written modification to the contract as executed by the Contracting Officer.  The Contract Specialist/Administrator, Mr. Reginald B. Henderson, Telephone No: 757-628-4129, serves as the point of contact between the Contractor, the Contracting Officer and the Contracting Officer’s Technical Representative (COTR).  The COTR is a Government personnel designated in writing by the CO to act as technical advisor for the CO for items within the scope of the contract.  The COTR performs functions such as review and/or inspection and acceptance of supplies and services and of a technical nature.  A designation letter will set forth the authorities and limitations of the COTR under the contract.

8.               Invoices:

The Contractor shall submit an original invoice, not a facsimile, for services rendered, to: Commander (fcp- I), Maintenance and Logistics Command Atlantic, Attn: Contracting Officer, 300 East Main Street, Suite 965, Norfolk, VA 23510-9113; and, a copy, to the Commanding Officer, Coast Guard Integrated Support Command, Attn: COTR, 4640 South Carrollton Avenue, Suite 1A, New Orleans, LA 70119.  It is imperative that both the Contracting Officer and the COTR receive a copy of the invoice at the same time in order to process payment in a timely manner.  NOTE:  If the Contractor has e-mail capability, then invoices shall be submitted via e-mail either as a Word document or an attached Excel spreadsheet to the designated Contract Specialist, COTR and Program Assistant.